UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 20, 2006
                                                           -------------
                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                        000-14879               22-2322400
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 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

    650 College Road East, CN 5308, Suite 3100, Princeton, NJ          08540
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          (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.


     On June 20, 2006, Cytogen Corporation (the "Company") announced that Christopher P. Schnittker, Senior Vice President and Chief Financial Officer of the Company, has resigned from the Company effective June 20, 2006 to pursue other career opportunities.

     The full text of the June 20, 2006 press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     Thu A. Dang, the Company's Vice President, Finance, will serve as principal financial officer and principal accounting officer until a replacement has been found. Ms. Dang has served as the Company's Vice President, Finance since January 2003. Ms. Dang joined the Company in September 1988 as Senior Financial Reporting Accountant, and was promoted to Director of Finance in May 2000. Prior to joining the Company, Ms. Dang held numerous positions with Harrisburg Dairies for six years, serving ultimately as their Controller. Ms. Dang holds a B.S. degree in Accounting from Elizabethtown College.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

     Exhibit No.                          Description
     -----------                          -----------

         99.1          Press Release of Cytogen Corporation dated June 20, 2006.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CYTOGEN CORPORATION



                                                By:  /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:   June 20, 2006



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                                  EXHIBIT INDEX


     Exhibit No.                          Description
     -----------                          -----------

         99.1          Press Release of Cytogen Corporation dated June 20, 2006.